SUPPLEMENT DATED MARCH 26, 2021

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS

FOR PACIFIC FUNDSM PORTFOLIO OPTIMIZATION MODERATE
DATED AUGUST 1, 2020

This supplement revises the Pacific Funds Summary Prospectus for Pacific Funds Portfolio Optimization Moderate dated August 1, 2020 as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus.  The change within this supplement is currently in effect.  Remember to review the Prospectus for other important information.  Capitalized terms not defined herein are as defined in the Prospectus.

The following risk is added to the Principal Risks from Holdings in Underlying Funds subsection immediately before U.S. Government Securities Risk:

•                 Small-Capitalization Companies Risk: Small-capitalization companies may be more susceptible to liquidity risk and price volatility and be more vulnerable to economic, market and industry changes than larger, more established companies.